UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 PROXY STATEMENT

         (PURSUANT TO SECTION 14(A) OF SECURITIES EXCHANGE ACT OF 1934)

                                (AMENDMENT NO. )

FILED BY REGISTRANT _XX_
FILED BY A PARTY OTHER THEN REGISTRANT

CHECK THE APPROPRIATE BOX:

___PRELIMINARY PROXY STATEMENT (PRER14A)
___CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14A-6(E)(2)

_X_DEFINITIVE PROXY STATEMENT
___DEFINITIVE ADDITIONAL MATERIALS

___SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION 240.14A-12

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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                 HYDROMER, INC.

 -------------------------------------------------------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THEN REGISTRANT)

 -------------------------------------------------------------------------------

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

_X_   NO FEE REQUIRED

___   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.
1)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES: COMMON
      STOCK

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2)    AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: 4,587,987
--------------------------------------------------------------------------------

3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11
      (SET FORTH THE AMOUNT ON WHICH FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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4)    PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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5)    TOTAL PAID:

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___   FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIAL:

___ CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY THE EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         1) AMOUNT PREVIOUSLY PAID:

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         2) FORM, SCHEDULE OR REGISTRATION NO.:

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         3)  FILING PARTY:

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         4) DATE FILED:

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

                                 HYDROMER, INC.
                              35 Industrial Parkway
                            Branchburg, NJ 08876-3518

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 24, 2000

The Annual Meeting of the Shareholders of HYDROMER, Inc. (the "Company") will be held on Tuesday, October 24, 2000, at 35 Columbia Road, Branchburg, New Jersey at 10 o'clock a.m. for the following purpose, as more fully described in the accompanying Proxy Statement:

     1. To elect directors of the Company for the ensuing year.

     2. To approve increasing the number of authorized shares from 6,000,000 to 15,000,000.

     3. To ratify the selection by the Board of Directors of Rosenberg Rich Baker Berman & Company as the Company's independent accountants for fiscal 2000.

     4. Transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on September 1, 2000 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at the Meeting.

            By Order of the Board of Directors

            Robert J. Moravsik, Secretary
            Branchburg, New Jersey
            September 8, 2000

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF PROXY CARD IS MAILED IN THE UNITED STATES.

                                   Left Blank

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS......................................................  1

PROXY STATEMENT............................................................  3

I.    ELECTION OF DIRECTORS................................................  3
         Name of Nominee...................................................  3
         Executive Officers................................................  5
         Compensation of Executive Officers................................  6
         Stock Options.....................................................  7
         Certain Arrangements with Directors and Executive Officers........  7
         Information Concerning Certain Shareholders.......................  8
         Other Information.................................................  8

II.   AMENDMENT TO CERTIFICATE OF INCORPORATION............................  9
         EXPLANATION OF AMENDMENT:.........................................  9
         Description of EXISTING STOCK.....................................  9
                  PREFERRED SHARES.........................................  9
                  Dividend Rights..........................................  9
                  Dividend Policy.......................................... 10
                  Liquidation Rights....................................... 10
                  Redemption Provisions.................................... 10
                  Conversion Privileges.................................... 10
                  Voting Rights............................................ 10
                  Miscellaneous............................................ 10

III.  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.......... 10

IV.   OTHER MATTERS........................................................ 10

V.    MISCELLANEOUS........................................................ 10

VI.   EXCHANGE ACT COMPLIANCE.............................................. 10

VII.  SHAREHOLDER PROPOSALS................................................ 11

                                 HYDROMER, Inc.
                                35 Columbia Road
                              Branchburg, NJ 08876

                                 PROXY STATEMENT
                   QUESTIONS AND ANSWERS ABOUT HYDROMER ANNUAL
                               MEETING AND VOTING.

WHY DID I RECEIVE THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because Hydromer's Board of Directors is soliciting your proxy to be used at the annual meeting of stockholders on October 24, 2000, at 10:00 a.m. (EST), at 35 Columbia Road, Branchburg, NJ 08876, or at any adjournment of the meeting. This proxy statement discloses the information you need to know to vote on an informed basis. We are first mailing this proxy statement in the enclosed proxy card to stockholders on or about September 8, 2000.

WHO CAN VOTE?

You are entitled to vote if you owned Hydromer common stock on the record date, which is the close of business on September 1, 2000. Each share of Hydromer common stock that you own entities you to one vote,

HOW MANY SHARES OF VOTING STOCK ARE OUTSTANDING?

On the record date, there were 4,587,987 shares of Hydromer common stock outstanding. Hydromer common stock is our only class of voting stock.

WHAT AM I VOTING ON?

         1. The election of eight individuals to serve on our Board of
Directors:

             Manfred F. Dyck, Ursula M. Dyck, Dieter Heinemann, Robert Bea,
             Dr. Maxwell Borow, Dr. Klaus J.H. Meckeler, Dr. Frederick Perl and Dr. Gaylord McKissick.

         2. The amendment to Hydromer's Certificate of Incorporation to increase the number of shares the Company is authorized to issue from 6,000,000 common shares to 15,000,000 common shares.

         3. To ratify the selection of Rosenberg Rich Baker Berman & Company as our auditors for the fiscal year beginning July 1, 2000.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

The Board of Directors, recommends a vote FOR each of the Board's nominees, FOR approval of the amendment to the Certificate of Incorporation and FOR the appointment of Rosenberg Rich Baker Berman & Company as our independent auditors for 2000/2001.

HOW DO I VOTE?

To vote by proxy you should complete, sign and date the enclosed proxy card and return it promptly in the prepaid envelope provided.

To vote in person, you may attend the meeting and cast your vote in person.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted in either of the following ways:

         1. You May Submit another proxy card with a later date.

         2. You may notify Hydromer's Secretary in writing before your proxy is voted that you have revoked your proxy.

IF I PLAN TO ATTEND THE MEETING, SHOULD I STILL VOTE BY PROXY?

Whether you plan to attend the meeting or not, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the meeting, and your proxy will not be used if you are personally present at the meeting and inform the Secretary in writing prior to the voting that you wish to vote your shares in person. The Secretary will have proxy revocation forms at the meeting in case you want to revoke your proxy and vote in person.

HOW WILL MY PROXY BE VOTED?

If you properly fill in your proxy card and send it to us, your proxy holder (one of the individuals named on your proxy card) will vote your shares as you have directed. Under the rules of the various exchanges, if your broker is a member of the exchange and holds your shares in its name, the broker may vote your shares on Proposals 1 and 3 if it does not receive instructions from you, but the broker may vote your shares on Proposal 2 only if it receives instructions from you. IF YOU SIGN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, THE PROXY HOLDER WILL VOTE YOUR SHARES AS RECOMMENDED BY THE BOARD OF DIRECTORS AS FOLLOWS:

         "FOR" the election of all nominees for director, "FOR" approval of the amendment to Certificate of Incorporation "FOR" ratification of the selection of independent auditors for 2000/2001

WHAT CONSTITUTES A QUORUM?

A quorum is a majority of the outstanding shares entitled to vote which are present or represented by proxy at the meeting. There must be a quorum for the transaction of business at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum. Broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are included in determining the presence of a quorum.

WHAT VOTE IS REQUIRED TO APPROVE PROPOSALS?

Directors are elected by a plurality of the shares voting at the meeting. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the amendment to the Certificate of Incorporation and ratify the selection of independent auditors and for any other action. Abstentions and "broker non-votes" will have the same effect as a vote "against" these proposals.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your returned proxy gives authority to proxy holders to vote on these matters in their discretion.

PROXY STATEMENT

This Proxy Statement, which will be mailed commencing on or about September 8, 2000 to the persons entitled to receive the accompanying Notice of Annual Meeting of Shareholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of HYDROMER, INC. for use at the Annual Meeting of Shareholders to be held at 35 Columbia Road, Branchburg, New Jersey at 10 o'clock a.m. on October 24, 2000 and at any adjournment thereof, for the purposes set forth in such Notice. The Company's executive office is located at 35 Industrial Parkway, Branchburg, New Jersey 08876- 3518.

At the close of business on September 1, 2000, the record date stated in the accompanying Notice, the Company had 4,587,987 outstanding shares of Common Stock without par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to come before the Meeting. The Company has 10,917 shares of Common Stock, which are Treasury Stock and not entitled to vote. The Company has no class or series of stock outstanding other than the Common Stock.

As of September 1, 2000, Manfred F. Dyck, Chairman of the Board and a director of the Company, beneficially owned approximately 35.2% of the outstanding Common Stock of the Company, and his wife Ursula M. Dyck, a director of the Company, beneficially owned an additional 2.9% of the Common Stock. In addition, Mr. Deiter Heinemann, a director of the Company owns 12.3% of the outstanding Common Stock of the Company. Such ownership may enable such shareholders to exercise a controlling influence over the Company's affairs.

I.  ELECTION OF DIRECTORS (PROPOSAL I)

Eight directors will be elected at the Annual Meeting of Shareholders, each to serve for one year and until a successor shall have been duly chosen and qualified. Each director is elected by a plurality of votes cast. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the eight nominees listed in the following table, unless otherwise instructed in the Proxy. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in his or her stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person named will be unable or will decline to serve. Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.

NAME OF NOMINEE AND CERTAIN
BIOGRAPHICAL INFORMATION

MANFRED F. DYCK, age 65; Chief Executive Officer of Biosearch Medical Products, Inc. (manufacturer and distributor of medical devices) since 1975; Chairman of the Board of the Company since June 1983 and Chief Executive of the Company since July of 1989; President from 1980 to June 1983; Director of Biosearch Medical Products Inc. since 1975; Director of the Company since 1980. Manfred and Ursula Dyck are husband and wife.

MAXWELL BOROW, M.D., age 74, Medical Doctor, retired Chief of Surgery at Somerset Medical Center (hospital) from 1985-1994, Chief of Vascular Surgery at Somerset Medical Center from 1978-1985; Director of the Company since 1990.

URSULA M. DYCK, age 66; Director of the Company since 1980. Ursula and Manfred Dyck are wife and husband.

DIETER HEINEMANN, age 62; Specialist, Frankfurt, Germany Stock Exchange since prior to 1987. Director of the Company since 1991.

ROBERT H. BEA, age 47; Vice President, Regulatory and Quality Assurance, Siemens Medical Systems, Inc. since 1994; Vice President of Quality Assurance and Regulatory Affairs of Biosearch Medical Products, Inc. from 1992- 1994; Previously, he worked at Johnson & Johnson where he held positions of increasing responsibility in Quality/Regulatory affairs from 1973-1991. Director of the Company since 1996.

FREDERICK A. PERL, MD, age 72, Attending staff, Somerset Medical Center since 1957; Consulting staff Obstetrics and Gynecology, Carrier Clinic since 1959; Affiliated with St. Peter's Medical Center, active staff Since 1994, Director of Biosearch Medical Products since December 1996 and then appointed to the Board of the Company in February 2000.

KLAUS J.H. MECKELER, M.D. age 66; Clinical Professor of Medicine UMDNJ, Robert Wood Johnson Medical School, Former Chief of Gastroenterology and Director of Endoscopic Clinic (a clinic specializing in gastrointestinal disorders) Somerset Medical Center, since 1966; Director of Biosearch Medical Products since January 1984 and appointed to the Board of the Company in February 2000.

GAYLORD E. McKISSICK, DVM, PhD age 68, Consultant to Merck & Co., St. Joseph's Hospital, Scotch Plains Zoo, M. White's Deer Farm; prior to 1995 he served as Senior Investigator for Merck & Co. Since February of 1999 Dr. McKissick has served as a consultant to the Company in respect to its animal health products, particularly, T-Hexx(R) cow teat dip and was appointed to the Board of the Company in February 2000.

                                    Stock Owned (1)
NAME                                On Record Date                 %
----                                ---------------               ----
MANFRED F.  DYCK,                   1,635,037 (2)                35.6%
MAXWELL BOROW, M.D                  6,000(5)                     Less than 1%
URSULA M.  DYCK,                    155,300 (3)                  3.4%
DIETER HEINEMANN,                   565,125 (4)                  12.3%
ROBERT H.  BEA                      -  0  - (6)
KLAUS J.H. MECKELER                 -  0  - (7)
FREDERICK L. PERL                   -  0  -  "
GAYLORD E. McKISSICK                -  0  -  "
                     -

(1) As of September 1, 2000, except as otherwise indicated below, each nominee has sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 20,300 shares held by Mr. Dyck as custodian for certain of his children/grandchildren and does not include 343,508 shares held with sole voting investment power by Mr. Dyck's children and relatives of Mr. Dyck's, as to which Mr. Dyck disclaims beneficial ownership, or shares held by Ursula M. Dyck, his wife. Excludes 66,540 options held by Mr. Dyck.

(3) Does not include 142,056 shares held with sole voting and investment power by Mrs. Dyck's children, as to which Mrs. Dyck disclaims beneficial ownership, or shares held by Manfred F. Dyck, her husband, individually or as custodian. Includes 20,300 shares held by Mrs. Dyck as custodian for her grandchildren. Excludes 18,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Excludes 18,000 options held by Mr. Heinemann.

(5) Excludes 11,000 options held by Dr. Borow

(6) Excludes 18,000 options held by Mr. Bea

(7) Excludes 8,000 options held by Dr. Meckeler, Dr. Perl and Dr. McKissick

During the past year, the Board of Directors of the Company met seven times. All Directors except Directors Meckeler, Perl and McKissick who were appointed in February 2000, attended at least 75% of the meetings.

Since May of 1990, directors have been compensated at the rate of $750 per meeting for directors meetings attended in person, and $200 per meeting for telephone conference meetings. In addition, directors may attend operational meetings with Company management, and will be compensated at the rate of $500 per meeting for attendance at such meetings. No such operational meetings were held in the fiscal year 1999.

The Board of Directors of the Company does not have a separate Nominating Committee, Audit Committee or Compensation Committee. These functions are performed by the Board at its meetings.

Eight Directors are standing for election at the annual meeting.

EXECUTIVE OFFICERS

Manfred F. Dyck has been Chairman of the Board of the Company since June 1983 and a Director of the Company since its inception. Mr. Dyck served as Chief Executive Officer of the Company from its inception until October 1986, and as of August 1989, reassumed the duties of Chief Executive Officer. Mr. Dyck has been Chief Executive Officer and a Director of Biosearch Medical Products Inc. since 1975.

Robert J. Moravsik has been Vice-President and General Counsel since April 1998 and Senior Vice President, General Counsel and Secretary since February 2000. He also serves in the same capacity for Biosearch Medical Products, Inc. (a wholly owned subsidiary as of February 2000) since 1987. Prior to 1987 he was Vice-President and General Counsel to Fisher Stevens, Inc., a subsidiary of the Bureau of National Affairs. Mr. Moravsik is admitted to practice in the states of New Jersey and New York, the Federal District Court of New Jersey and the United States Supreme Court.

Martin C. Dyck has been Vice President of Operations of the Company since February 2000. He also serves as President of the Company's wholly owned subsidiary, Biosearch Medical Products, Inc Since 1998. Prior to that he served as Vice President of Operation from 1993-1998. He joined Biosearch in 1986 as a Project Manager and has served in various positions since then. Martin C. Dyck is the son of Mr. Manfred F. Dyck and Mrs. Ursula M. Dyck.

Joseph A. Ehrhard has been Vice-President of New Business and R&D since February 1998. Prior to joining Hydromer, Mr. Ehrhard was Director of R&D for the Golden Cat Division of Ralston-Purina in St. Louis, Mo. Mr. Ehrhard was previously Director of R&D in Worldwide Absorbent Products and Materials Research for Johnson & Johnson in New Jersey. From June 1987 through January 1995, he was in R&D at Procter & Gamble Company, most recently as Section Head of Global New Technology Development in Personal Cleansing in Cincinnati, OH.

Robert Keller has been Principal Accounting Officer since June 28, 1999. Robert Keller is and has been Vice President and Chief Financial Officer of Biosearch since 1995. Prior to this he was Vice President and Chief Financial Officer of Mailing Services.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning cash compensation paid or accrued by the Company during the fiscal year ended June 30, 2000, to the CEO and for each of the executive officers of the Company whose total cash compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE


               Annual Compensation                                    Long-Term Compensation
               -------------------                                    -----------------------

Name and                                           Other Annual    Restricted
Principle                                         Compensation($)    Stock     Options     LTIP       All other
Position              Year      Salary    Bonus        (2)           Awards      /SAR     Payouts    Compensation
---------             ----      ------    -----   --------------   ----------- -------    -------    ------------

Manfred F.  Dyck      2000     238,846(1)   --      5,000             --        13,000      --         --
Chairman,             1999     100,000      --      5,000                       53,540
President, CEO        1998      82,500    23,660    5,000

Joseph A. Ehrhard     2000     109,200         0    9,000                       15,000
Vice President        1999     104,000    11,424    9,000                       16,180

Martin C. Dyck        2000      85,582    23,221    4,200(2)                    10,000
Vice President


The aggregate value of restricted shares of the Company held by Manfred F. Dyck as of June 30, 2000 was approximately $1,021,711 (based on a market price of $0.625/share and includes only shares held directly, does not include options or shares held as custodian.)

(1) Mr. Manfred Dyck's salary at Hydromer was $195,000 for the year ending June 30, 2000. Upon the acquisition of Biosearch Medical Products in February 2000, Mr. Dyck was owed $43,846 in salary accrued while CEO of Biosearch but not paid. This liability was paid by Hydromer, Inc. For the fiscal year ending June 30, 1999 Mr. Dyck salary of $100,000 was based on working 5 days per month for Hydromer. (see "Certain Arrangements with Directors and Executive Officers")

(2) Amount of Automobile Allowance, which was paid in the year shown.

(3) As part of a stock option plan covering active Directors, Mr. Dyck was awarded 5000 options to purchase stock at $0.75 on October 21, 1998; 5000 at $0.80 on Nov. 11, 1999 and 8000 on October 24, 2000 (see "Stock Options"). In addition as part of a stock plan for the C.E.O, 48,540 options were awarded on August 21, 1999 at a share price of $1.00 (see also "Stock Options") and none for the fiscal year ending June 30, 2000.

(4) As part of a senior management stock option plan Mr. Ehrhard was awarded 31,180 options in 1999. (see "Stock Options")

STOCK OPTIONS

In 1984 the Board of Directors conferred upon Manfred F. Dyck, Chairman of the Board of the Company, the authority to grant to employees of the Company including executive officers, options to purchase up to 15,000 shares of the Common Stock of the Company at an exercise price of $1.00 per share, and upon such other terms and conditions as the Chairman may determine. No such options were granted during the 1999 fiscal year.

On January 22, 1998 the Board of Directors authorized a stock option plan effective July 1, 1998 for senior management. Under the plan, senior management would be issued stock options in an amount equal to 3% of the incremental market cap of the Company (defined as # of outstanding shares times share price) divided by the stock price at June 30th in each of the next three years. These options would be equally divided but the number of participants in the plan. As of June 30, 2000, there were four participants. No awards were given for the fiscal year ending June 30, 2000 as the capitalization declined from June 30, 1999.

These option are in effect for 5 years. 20% vest immediately and the remaining 80% vest over the following 8 quarters. Options issued under the plan were:

        Name                    Date         Number of Options   Price
        ----                    ----         -----------------   ------
Robert J. Moravsik, VP      June 30, 1999        16,180           1.00
Joseph A. Ehrhard, VP       June 30, 1999        16,180           1.00

Robert J. Moravsik, VP      June 30, 2000           0
Joseph A. Ehrhard, VP       June 30, 2000           0
Martin C. Dyck, VP          June 30, 2000           0
Robert Keller, CAO          June 30, 2000           0

On January 22, 1998 the Board of Directors also authorized a similar stock option plan for Manfred Dyck, Chairman and CEO effective July 1, 1998. Under the plan, he would be issued stock options in an amount equal to 3% of the incremental market cap of the Company (defined as # of outstanding shares times share price) divided by the stock price at June 30th in each of the following three years. On August 19, 1999, 48,540 options at $1.00 per share were issued to Mr. Manfred F. Dyck. No options were issued for the fiscal year ending June 30, 2000.

On January 22, 1998 the Company issued 25,000 stock options and on July 1, 1999 the company issued 15,000 to Mr. Joseph Ehrhard as part of his employment agreement. These options vest 100% in 6 months and are priced at $0.875 per share and $1.00 respectively.

On February 3, 2000 the Company issued 10,000 stock options to Mr. Martin C. Dyck as part of his employment agreement as Vice President of the Company. These options vest immediately and are priced at $0.89.

On January 22, 1998 the Board of Directors approved an option plan for active directors (an active director attends all the meetings of the Board) that would give each active director of the Company 5,000 options with a strike price on September 1, 1998, and each subsequent year on the record date. On October 21, 1998, 5000 options at a price of $0.75 were granted to 4 directors and on November 11, 1999, 5000 options were granted to all 5 directors at a price of $0.80. On February 22, 2000 the option plan was amended to grant each director 2000 options for each meeting attended to be awarded at the annual meeting. The price shall be the prior 5 day average.

CERTAIN ARRANGEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS

Manfred F. Dyck has served as Chairman, Chief Executive Officer and President of the Company since July of 1989. He serves the Company approximately 5 days per month, not to exceed 20% of his time. He is compensated by a salary of $100,000 per annum effective August 12, 1998 and a car allowance of $5,000 per annum. He also participates in a management bonus program based upon Company profitability.

On August 23, 1999 Mr. Dyck began serving the Company 80% of his time at a salary of $156,000. The Company agreed to pay Mr. Dyck a full time salary of $195,000 subject to being reimbursed $9,750 on a quarterly basis from Biosearch Medical Products, Inc. an affiliated company which became a wholly owned subsidiary of the Company in February 2000. (see "Compensation of Executive Officers")

Martin C. Dyck holds the position of Vice President of Operations for the Company. He also holds the position of President of Biosearch Medical Products, Inc. a wholly owned subsidiary.

Robert Moravsik serves the Company in the current capacity as Senior Vice-President, and General Counsel. He holds the same position at Biosearch Medical Products.

Joseph Ehrhard serves the Company in the capacity of Vice President of R&D and New Business. He has an employment agreement with the Company with the terms pertaining to the sales incentives being changed for subsequent fiscal years.

INFORMATION CONCERNING CERTAIN SHAREHOLDERS

The shareholders (including any "group" as that term is used in Section 13(d)
(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5% of the outstanding Common Stock as of September 1, 2000, and all directors and officers of the Company as a group, and their respective stock holdings (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.

                                    SHARES OF COMMON
                                      STOCK OWNED
NAME AND ADDRESS                    BENEFICIALLY(1)            PERCENT OF CLASS
----------------                    ----------------           ----------------
Manfred F.  Dyck ..............       1,635,037(2)(3)               35.6%
255 Holland Road
Far Hills, NJ  07931

Dieter Heinemann ..............         565,125(4)                  12.3%
Goldbergweg 6460599
Frankfurt AM
Federal Republic
of Germany

Ben Posdal ....................         355,361                     8.14%
PO Box 23632
Tampa, Fl  22623

All Directors and Officers ....     2,395,964(2)(3)(4)(5)           52.2%
As a group (12 persons)

(1) As of September 1, 2000, except as otherwise indicated below, each nominee had sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) includes an aggregate of 20,300 shares held by Mr. Dyck as custodian for certain of his children/grandchildren and does not include 343,508 shares held with sole voting and investment power by Mr. Dyck's children and relatives of Mr. Dyck. Excludes 66,540 options held by Mr. Dyck

(3) Does not include 155,300 shares held by Ursula M. Dyck, Mr. Dyck's wife, individually and as custodian. Does not include 18,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Also excludes 18,000 options held by Mr. Heinemann.

(5) Excludes 56,180 stock options held by Mr. Ehrhard, 16,180 stock options held by Mr. Moravsik, 10,000 stock options held by Mr. Martin C. Dyck and 66,540 stock options held by Mr. Manfred F. Dyck. Excludes all options held by Directors. (See "Stock Options")

OTHER INFORMATION CONCERNING DIRECTORS,
OFFICERS AND SHAREHOLDERS

During 1999, the Company sold materials and services to Biosearch Medical Products, Inc., (BMP), then a related party, for $45,019. In addition the Company allocates occupancy cost to Biosearch for their share of the expenses on the building owned by Hydromer and 2/3rds occupied by Biosearch. Expenses charged to Biosearch during the year ending June 30, 1999 totaled approximately $34,000. Total amounts owed to the Company by BMP were $62,131 at June 30, 1999.

In addition, BMP provides engineering and secretarial services to Hydromer. These expenses amounted to $59,491 for the year ended June 30, 1999. Amounts owed to BMP at June 30, 1999 were $6,784.

In the year ending June 30, 1999 the Company purchased furniture and equipment from BMP for $5,000. On May 10, 1999 the Company made an offer to exchange an amount of $0.20 for each share of Biosearch (2,202,878 shares were outstanding). The Board of Directors of Biosearch approved the offer subject to the vote of the Biosearch stockholders. The Company, Biosearch and four affiliated persons jointly filed a Form 13E3 and a 14A Proxy with the S.E.C. and on February 3, 2000 formerly closed the transaction after being authorized by a majority of the Biosearch Shareholders. Biosearch then became a wholly owned subsidiary of the Company.

Robert J. Moravsik, Senior Vice-President and General Counsel of the Company also serves as Vice-President and General Counsel of Biosearch Medical Products, Inc. In the event a conflict existed, outside counsel was retained to represent Hydromer's interests. In the fiscal year ended June 30, 1998, the firm of Robert
D. Frawley represented Hydromer in the purchase of the building from Biosearch and in 1999 represented Hydromer in the exchange of $0.20 for each Biosearch common stock.

Robert D. Frawley, is of counsel to the law firm of Smith, Stratton, Wise, Heher and Brennan, Princeton, New Jersey. By agreement with the Company, Mr. Frawley provides legal counsel to the Company on a fee-for-service basis. It is expected that Mr. Frawley will be consulted from time to time on specialized matters.

II. AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 6,000,000 TO 15,000,000 (PROPOSAL II)

         At the annual meeting of Shareholders, action will be taken regarding a proposal to increase the number of authorized Common Shares by 6,000,000 to a total of 15,000,000. Approval of the proposal will enable the Company to issue additional Common stock without any further approval of the stockholders. The Company has no present plans, understandings or agreements with respect to the issuance of additional shares. It should be noted that the issuance of shares, in general, has a dilutive effect on the equity interests of the then existing Shareholders.

With respect to the proposal, the affirmative vote of not less than a majority of the then existing Shareholders present at the Annual Meeting in person or by Proxy is required to adopt it.

             The following resolution is proposed to the shareholders:

         BE IT RESOLVED THAT THE FIRST SENTENCE OF SECTION 3 OF THE CERTIFICATE OF INCORPORATION BE AMENDED:

         "THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 1,000,000 SHARES OF PREFERRED STOCK, WITHOUT PAR VALUE ("PREFERRED STOCK") AND 15,000,000 SHARES OF COMMON STOCK, WITHOUT PAR VALUE ("COMMON STOCK").

         EXPLANATION OF AMENDMENT:

         At the present time the Company is authorized to issue up to 6,000,000 shares of common stock. There is 4,587,987 shares of common stock actually issued. As of the record date, approximately 660,000 unissued stock is being held in reserve for the Stock Options either actually issued, or reserved for issue under the senior management plans, actually issued to Directors and Officers ("see Stock Options"). Of the 4,587,987 shares actually issued approximately 2,586,000 shares are "restricted" stock, either held by Directors or third parties.

         While the Company has no present plans for using its common stock as payment for a future acquisition, it is the opinion of the Company (hence the reason for the proposal) that the Board of Directors should have the authorization to issue stock if in the Directors opinion such issuance would be in the best interests of the stockholders, the Company's employees, vendors or clients, while taking into consideration the dilutive effect additional shares may have on the Company's capitalization and various parameters in the market place used to value the shares of the Company's stock such as EARNINGS PER SHARE ("EPS") or PRICE of stock to EARNING ratio. IT IS IMPORTANT TO NOTE THAT THIS DILUTIVE EFFECT ONLY COMES ABOUT WHEN ADDITIONAL SHARES ARE ACTUALLY ISSUED.

         Hence the directors have asked that the stockholders approve changing the Company's certificate of Incorporation now filed with the business records in New Jersey, to allow the Directors to issue up to 9,000,000 additional shares.

DESCRIPTION OF EXISTING STOCK

         The following summarizes certain rights with respect to the Common stock:

         PREFERRED SHARES: The Company's Certificate of Incorporation authorizes the Board of Directors to issue up to 1,000,000 shares of Preferred Shares and further authorizes the Board to set the rate of dividends, whether dividends are cumulative, whether these shares are subject to redemption, whether a sinking fund or a fund of similar nature is to be created and the preference of these shares in respect to Common shares in liquidation, dissolution or winding up of the Corporation. The Board may also set any conversion rates of these shares, the voting rights and the consideration to be paid for acquiring these Preferred shares. The Company has no present plans to issue any Preferred shares.

         DIVIDEND RIGHTS: Each holder of Common Stock is entitled to such dividends as may be declared by the Board of Directors out of the Company assets legally available for such payment.

         DIVIDEND POLICY: The Company has paid dividends of $0.03 per share during the past two years. Any future payment of dividends will depend on the Company's available earnings, the general financial condition of the Company, its capital needs, the restrictions in the Company's various debt instruments, if any and other factors deemed pertinent by the Board of Directors. The Company has a first mortgage loan being held by PNC Bank, NA which provides that as long as the Company is not in default of the loan and its "Debt to Equity Ratio" is no greater then 2.0 then the Company may declare dividends as it deems prudent.

         LIQUIDATION RIGHTS: Upon dissolution, liquidation or winding up of the Company, all assets available for distribution to shareholders will be distributed among the Shareholders in proportion to their holdings.

         REDEMPTION PROVISIONS: The Common Stock is not redeemable and is not subject to any sinking fund.

         CONVERSION PRIVILEGES: Holders of Common Stock have no conversion privileges.

         VOTING RIGHTS: The holders of Common Stock will have the right to vote for the election of Directors and all other matters submitted to the shareholders, each holder being entitled to one vote for each Common Share held. The Common shares do not have Cumulative voting Rights and accordingly, the holders of a majority of the Common Stock will be able to elect the entire Board of Directors.

         MISCELLANEOUS: All outstanding shares of Common Stock are validly issued, fully paid and non-assessable. No holder of Common Stock has any preemptive rights to subscribe for any securities of the Company.

         First City Transfer, Iselin, NJ is the transfer agent for the Stock.

         The Company furnishes shareholders with annual reports which include financial statements certified by independent accountants.

III. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (PROPOSAL III)

Subject to ratification by the stockholders, the Board of Directors, has selected the firm of Rosenberg Rich Baker Berman & Company as the Company's independent public accountants for the current year. Representatives of Rosenberg Rich Baker Berman & Company are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

IV. OTHER MATTERS

The Board of Directors of the Company does not know of any other matters which may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

V. MISCELLANEOUS

If the accompanying form of Proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the proxy is revoked by written notice addressed to and received by the Secretary of the Corporation. If no directions are indicated in such Proxy, the shares represented thereby will be voted in the election of directors in favor of the nominees proposed by the Board of Directors, and in favor of ratification of The Independent Certified Public Accountants. Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a shareholder who may theretofore have given a Proxy will not have the effect of revoking the same unless the shareholder so notifies the Secretary of the meeting in writing at any time prior to the voting of the shares represented by the Proxy.

Votes that are withheld and broker non-votes will be treated as shares that are present for purposes of determining a quorum. Withheld votes will be excluded in determining whether a nominee for director or the ratification of independent certified public accountants, has received a plurality of the votes cast.

All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by mail and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting materials to their principals.

It is important that Proxies be returned promptly. Shareholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their vote can be recorded.

VI. EXCHANGE ACT COMPLIANCE

Section 16(a) of the Securities Exchange Act requires that certain of the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's securities, file reports of ownership and changes in ownership of the Company's securities with the Securities Exchange Commission. Officers, directors and greater than ten percent shareholders are required to provide the Company with copies of the forms they file. Based solely upon its review of copies of such forms received by the Company, and upon representations by the Company's officers and directors regarding compliance with the filing requirements, the company believes that in Fiscal 1999, all filing requirements applicable to its officers, directors and ten percent shareholders were complied within a timely manner.

VII.  SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders of the Company must be received by the Company by May 25, 2001 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

                                 HYDROMER, INC.
                    PROXY SOLICITED ON BEHALF OF THE BOARD OF
                                    DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 24, 2000

    The undersigned hereby appoints Robert J. Moravsik and Robert Keller and each of them, to represent the undersigned at the Annual Meeting of Stockholders of Hydromer, Inc. to be held at Hydromer's facility located at 35 Columbia Road, Branchburg, New Jersey, on Tuesday, October 24, 2000 at 10:00 a.m., and at any adjournment thereof, on all matters coming before such meeting.

    ------------------------------------------------------------------------
                                                               Please mark
                                                               your votes as
                                                               indicated in
                                                               example


1. Election of Manfred F. Dyck;         FOR all nominees (except as
Maxwell Borow, MD;                      provided to the contrary below)
Dieter Heinemann; Ursula M. Dyck;
Robert H. Bea; Dr. Klaus Meckeler                   ____
Dr. Frederick Perl and Dr. Gaylord McKissick
INSTRUCTIONS: to withhold authority for any nominee, write
that nominee's name here:
______________________________________________________________


WITHHOLD AUTHORITY
to vote for all nominees

       ____

2. Approve increasing authorized shares from 6,000,000 to 15,000,000


                  FOR _______    AGAINST _______   ABSTAIN _______


3. The ratification of the appointment
   of Rosenberg, Rich, Baker, Berman & Company
   as Company's Independent Accountants for
      fiscal 2001.           FOR   AGAINST  ABSTAIN
                            ____     ____     ____

 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS APPEARING ON THIS SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1,2 or 3, THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR POSTPONEMENT OR
     ADJOURNMENT THEREOF.  THIS PROXY IS REVOCABLE AT ANY
     TIME BEFORE IT IS EXERCISED.


  Receipt herewith of the Company's Annual Report and notice of meeting and proxy statement dated September 8, 2000 is hereby acknowledged.



Signature(s) of Stockholders(s)_____________________________ Date__________ 2000

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner or corporate officer please give FULL title.


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